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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): NOVEMBER 18, 1997

                         WESTERN PACIFIC AIRLINES, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-27238                86-0758778
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File number)            Identification No.)




2864 South Circle Drive
COLORADO SPRINGS, CO                                 80906
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737



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                     Former name or former address, if changed since last report
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Item 5.  OTHER EVENTS.

      On November 18, 1997, Western Pacific Airlines, Inc., a Delaware corporation (the "Registrant") filed a Motion for Order Authorizing Debtor to Obtain Post-Petition Financing (the "Motion") with the United States Bankruptcy Court for the District of Colorado (the "Court"). The Motion requests the Court to issue an order authorizing the Registrant to obtain post-petition financing from Smith Management Company or its designated affiliates ("SMC") as described in a Term Sheet (the "Term Sheet") attached to the Motion. The first portion of the post-petition financing consists of a $30.0 million debtor-in-possession facility (the "DIP Facility") to enable the Registrant to continue its flight operations in the ordinary course of business pending confirmation of a plan of reorganization. SMC proposes to fund $10.0 million of the DIP Facility immediately upon entry of a final order by the Court approving the Motion. The Registrant has requested the Court to schedule the final hearing for the Motion on December 3, 1997.

      In addition, the Term Sheet provides a mechanism by which the Registrant may propose a plan of reorganization whereby SMC would provide an "exit" financing facility of $40.0 to $50.0 million to replace the DIP Facility, on terms to be negotiated more fully as part of a plan of reorganization (the "Exit Facility"). As described in the Term Sheet, there are certain conditions precedent to SMC's entering into the Exit Facility, including, without limitation, its receipt of "all or substantially all of the equity interest in the reorganized" Registrant.

      The Registrant's management believes, after consulting with bankruptcy counsel, that it is likely that any plan of reorganization that may ultimately be confirmed will provide for the cancellation of the Registrant's outstanding equity securities (including its Common Stock).

      A copy of the Motion and the Registrant's press release dated November 18, 1997 are attached as Exhibits 10.1 and 10.2 hereto respectively, and are hereby incorporated by reference (A copy of the Term Sheet is included as Exhibit A to the Motion).


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
Exhibits.

            (c)   Exhibits

            10.1 Motion for Order Authorizing Debtor to Obtain Post-Petition Financing Pursuant To 11 U.S.C. Section 364(c), (d) as filed with the United States Bankruptcy Court for the District of Colorado.

            10.2 Press Release of the Registrant dated November 18, 1997.





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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 19, 1997       WESTERN PACIFIC AIRLINES, INC.


                                   By: /S/ROBERT A. PEISER

                                    Name:  Robert A. Peiser
                                    Title: President and Chief Executive Officer








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                                      INDEX


Exhibit
NUMBER      DESCRIPTION OF DOCUMENT

10.1 Motion for Order Authorizing Debtor to Obtain Post-Petition Financing Pursuant
            To 11 U.S.C. Section 364(c), (d) as filed with the United States Bankruptcy Court for the District of Colorado.

10.2        Press Release of the Registrant dated November 18, 1997.




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